SUMMARY PROSPECTUS October 28, 2010

MFS® Institutional Large Cap Value Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at institutionalfunds.mfs.com. You can also get this information at no cost by calling 1-877-960-6077 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated October 28, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund’s investment objective is to seek capital appreciation.

CLASS	TICKER SYMBOL
Fund Shares	ILVAX

Summary of Key Information

Fees and Expenses

This table describes the expenses that you may pay when you hold shares of the fund. The annual fund operating expenses below are based on expenses reported during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. They have not been adjusted to reflect the fund’s current asset size. The fund’s annual operating expenses will likely vary from year to year. In general, a fund’s annual operating expenses as a percentage of the fund’s assets increase as the fund’s asset decrease.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.19%

Total Annual Fund Operating Expenses	0.74%
Fee Reductions and/or Expense Reimbursements[1]	(0.09)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.65%

1	MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed 0.65% of the fund’s average daily net assets annually. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least October 31, 2011.

ILV-SUM-102810

MFS Institutional Large Cap Value Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund Shares	$66	$228	$403	$910

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in issuers with large market capitalizations. MFS generally defines large market capitalization issuers as issuers with market capitalizations of at least $5 billion at the time of purchase.

MFS normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

MFS focuses on investing the fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk: Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-877-960-6077.

Bar Chart.

MFS Institutional Large Cap Value Fund

The total return for the nine-month period ended September 30, 2010, was 1.68%. During the period(s) shown in the bar chart, the highest quarterly return was 16.86% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (19.05)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	LIFE INCEPTION 5-1-2001
Returns Before Taxes
Fund Shares	20.99%	2.83%	3.84%
Returns After Taxes on Distributions
Fund’s Shares	20.31%	1.10%	2.49%
Returns After Taxes on Distributions and Sale of Fund Shares
Fund’s Shares	13.63%	2.00%	2.88%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	19.69%	(0.25)%	2.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Nevin P. Chitkara	2006	Investment Officer of MFS
Steven R. Gorham	2002	Investment Officer of MFS

Purchase and Sale of Fund Shares

The minimum initial investment in the fund is generally $3 million. Generally, there is no minimum on subsequent investments or exchanges.

Taxes

If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.